Exhibit 10.1

TRANSITION SERVICES AND SEPARATION AGREEMENT

FOR AND IN CONSIDERATION of the mutual promises, covenants, and agreements made by and between Kevin G. Hostetler (“Executive”, a term which includes himself and all assigns, heirs, and successors in interest) and IDEX Services Corporation (“Company”, a term that includes IDEX Services Corporation, its parent, IDEX Corporation (“IDEX”), and their subsidiaries, or affiliated companies, as well as the officers, directors, shareholders, employees, agents, attorneys and contractors of each), Executive and Company hereby enter into this Transition Services and Separation Agreement (the “Agreement”) to be effective on the later of the date this Agreement is executed by Executive or the date this Agreement is executed by Company (the “Effective Date”):

1. TRANSITION SERVICES. THE COMPANY DESIRES TO TRANSITION EXECUTIVE’S JOB DUTIES TO OTHER INDIVIDUALS AND DESIRES THAT THE EXECUTIVE ASSIST IN THE ORDERLY TRANSITION OF EXECUTIVE’S DUTIES AND THE EXECUTIVE IS WILLING TO PERFORM HIS DUTIES TO ASSIST IN SUCH TRANSITION. EXECUTIVE UNDERSTANDS THAT HE WILL PERFORM THOSE DUTIES AND ASSIST IN TRANSITION OF PREVIOUSLY HELD DUTIES AS DIRECTED BY THE CHIEF EXECUTIVE OFFICER OF IDEX. AS FURTHER DESCRIBED BELOW, EXECUTIVE SHALL REMAIN AN EMPLOYEE OF COMPANY AND IS BEING RETAINED AS AN EMPLOYEE DURING THE PERIOD FROM THE EFFECTIVE DATE THROUGH THE TERMINATION DATE (AS DEFINED BELOW) (THE “PERIOD OF EMPLOYMENT”) TO PROVIDE SERVICES AS MAY BE REQUESTED BY THE CHIEF EXECUTIVE OFFICER OF IDEX CORPORATION. IT IS FURTHER UNDERSTOOD THAT THE EXECUTIVE’S EMPLOYMENT WITH THE COMPANY AND PERIOD OF EMPLOYMENT WILL END ON THE CLOSE OF BUSINESS ON THE TERMINATION DATE WHEREUPON ALL PAYMENTS, BENEFITS AND PRIVILEGES RELATED TO EMPLOYMENT SHALL CEASE, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. THE “TERMINATION DATE” SHALL BE APRIL 8, 2012. EXECUTIVE HEREBY CONFIRMS HIS RESIGNATION EFFECTIVE AS OF THE CLOSE OF BUSINESS ON THE TERMINATION DATE FROM, AND HIS RELINQUISHMENT, EFFECTIVE AS OF THE CLOSE OF BUSINESS ON THE EFFECTIVE DATE, OF ALL, DIRECTOR, MANAGER, OFFICER AND OTHER ELECTED AND APPOINTED POSITIONS HE MAY HAVE HELD WITH THE COMPANY OR ANY OF ITS SEGMENTS, DIVISIONS, GROUPS OR UNITS AS OF SUCH DATE. EXECUTIVE AND THE COMPANY SHALL MUTUALLY AGREE AS TO THE TEXT OF ANY ANNOUNCEMENT AND FORM 8-K RELATED TO HIS SEPARATION FROM THE COMPANY.

2. ADEQUACY OF CONSIDERATION. FOR AND IN CONSIDERATION OF THE BENEFITS OUTLINED IN SECTION 3 AND OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES ACKNOWLEDGE THE ADEQUACY OF THE CONSIDERATION PROVIDED HEREIN BY EACH TO THE OTHER, THAT THIS IS A LEGALLY BINDING DOCUMENT, AND THAT THEY INTEND TO COMPLY WITH AND BE FAITHFUL TO ITS TERMS.

3. CONSIDERATION TO EXECUTIVE. IN CONSIDERATION FOR THE PROMISES OF EXECUTIVE SET FORTH HEREIN AND PROVIDED THAT THE EXECUTIVE DOES NOT BREACH THIS AGREEMENT, THE COMPANY AGREES TO:

(a)	CONTINUE THE EXECUTIVE ON THE COMPANY’S PAYROLL DURING THE PERIOD OF EMPLOYMENT AT A BIWEEKLY PAY RATE OF FIFTEEN THOUSAND NINE HUNDRED SIXTY-ONE DOLLARS AND 54/100 ($15,961.54). PAYMENTS WILL BE REDUCED BY ALL STATUTORILY REQUIRED DEDUCTIONS AND ANY EXECUTIVE AUTHORIZED DEDUCTIONS. THESE PAYMENTS WILL BE MADE TO THE EXECUTIVE ON THE COMPANY’S REGULAR SCHEDULED PAY DATES. DURING THE PERIOD OF EMPLOYMENT, THE EXECUTIVE WILL CONTINUE TO BE ELIGIBLE TO PARTICIPATE IN THE BENEFITS PROVIDED THROUGH THE IDEX CORPORATION CHOICECOMP PLAN AND THE IDEX CORPORATION SAVINGS PLAN AND WILL RECEIVE EXECUTIVE’S AUTOMOBILE ALLOWANCE (BUT NOT REIMBURSEMENT FOR AUTOMOBILE EXPENSES OTHER THAN EXPENSES INCURRED IN HIS PERFORMANCE OF BUSINESS DUTIES UNDER THIS AGREEMENT AND IN ACCORDANCE WITH THE COMPANY’S EXPENSE REIMBURSEMENT POLICIES). THE EXECUTIVE WILL BE REQUIRED TO PAY ALL REQUIRED PAYROLL DEDUCTIONS FOR BENEFITS. EXECUTIVE WILL BE ENTITLED TO RECEIVE PAYMENT OF ANY ANNUAL MICP BONUS UNDER THE TERMS OF THE MANAGEMENT INCENTIVE COMPENSATION PLAN (“MICP”) FOR THE SERVICE PERIOD OF CALENDAR YEAR 2011, WHICH PAYMENT SHALL BE $442,649. THIS ANNUAL MICP BONUS WILL BE PAID AT THE TIME SPECIFIED PURSUANT TO THE TERMS OF THE MICP IN 2012 BUT NOT LATER THAN BY MARCH 15, 2012. THE EXECUTIVE WILL NOT BE ELIGIBLE FOR ANY MICP AWARDS FOR THE CALENDAR YEAR 2012.

(b)	EXECUTIVE WILL BE ENTITLED TO RECEIVE SEVERANCE OF TWELVE (12) MONTHS OF BASE SALARY AT THE EXECUTIVE’S CURRENT COMPENSATION RATE ($415,000) AND TARGET ANNUAL BONUS AT THE CURRENT TARGET MICP PERCENTAGE ($290,500) FOR A TOTAL PAYMENT OF SEVEN HUNDRED FIVE THOUSAND, FIVE HUNDRED DOLLARS ($705,500) (“BASE SEVERANCE”) IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. PAYMENT OF THE BASE SEVERANCE WILL BE REDUCED BY ALL STATUTORILY REQUIRED DEDUCTIONS AND ANY EXECUTIVE AUTHORIZED DEDUCTIONS.

(c)	EXECUTIVE WILL VEST IN ANY AND ALL RESTRICTED STOCK AWARDS AND STOCK OPTION AWARDS WHICH WOULD VEST UNDER THE TERMS OF SUCH AWARDS BASED ON CONTINUED SERVICE THROUGH AND INCLUDING THE TERMINATION DATE. EFFECTIVE AS OF THE EFFECTIVE DATE, EXECUTIVE HEREBY FORFEITS AND SURRENDERS ANY AND ALL OTHER RESTRICTED STOCK AWARDS AND STOCK OPTION AWARDS WHICH ARE SCHEDULED TO VEST BASED ON SERVICE CONTINUING AFTER THE TERMINATION DATE.

(d)	PROVIDED THAT EXECUTIVE DOES NOT BREACH THIS AGREEMENT OR THE RELEASE (AS DEFINED BELOW), THE COMPANY SHALL PAY EXECUTIVE AS ADDITIONAL SEVERANCE A SINGLE LUMP SUM AMOUNT OF TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) (“ENHANCED SEVERANCE”). PAYMENT OF THE ENHANCED SEVERANCE WILL BE REDUCED BY ALL STATUTORILY REQUIRED DEDUCTIONS AND ANY EXECUTIVE AUTHORIZED DEDUCTIONS.

(e)	PAYMENT OF THE BASE SEVERANCE, ENHANCED SEVERANCE, AND THE BENEFITS PROVIDED UNDER SECTION 3(F) ARE ALL CONDITIONED ON EXECUTIVE’S SIGNING (FOLLOWING THE TERMINATION DATE), EXECUTIVE’S NOT REVOKING, AND THE COMPANY’S RECEIPT OF A RELEASE (IN THE FORM ATTACHED AS EXHIBIT A OF THIS AGREEMENT) (THE “RELEASE”) ON OR WITHIN TEN (10) DAYS FOLLOWING THE TERMINATION DATE. PAYMENT OF BASE SEVERANCE AND ENHANCED SEVERANCE WILL BE MADE IN A SINGLE LUMP SUM PAYMENT TO THE EXECUTIVE ON THE COMPANY’S FIRST REGULAR SCHEDULED PAY DATE FOLLOWING THE DATE THE RELEASE IS EFFECTIVE AND MAY NO LONGER BE REVOKED.

(f)	FOR THE PERIOD ENDING ON THE EARLIER OF (I) TWELVE-MONTHS FOLLOWING THE TERMINATION DATE OR (II) THE DATE ON WHICH EXECUTIVE BECOMES ELIGIBLE TO RECEIVE GROUP MEDICAL COVERAGE FROM ANOTHER EMPLOYER, EXECUTIVE WILL BE ENTITLED TO RECEIVE CONTINUED COVERAGE UNDER THE COMPANY’S GROUP MEDICAL PLANS AND THE EXECUTIVE’S COST OF GROUP MEDICAL PLAN COVERAGE WILL BE THE SAME AS THE AMOUNT PAID BY EMPLOYEES OF THE COMPANY UNDER THE COMPANY’S GROUP MEDICAL PLANS. THIS AGREEMENT SHALL NOT COMPROMISE ANY RIGHT EXECUTIVE MAY HAVE TO GROUP HEALTH CONTINUATION COVERAGE UNDER SECTIONS 601 ET SEQ. OF ERISA (“COBRA”). WITH RESPECT TO COMPANY’S GROUP MEDICAL PLANS, THE TERMINATION DATE WILL BE THE DATE OF EXECUTIVE’S “QUALIFYING EVENT” FOR PURPOSES OF EXECUTIVE’S CONTINUATION COVERAGE RIGHTS UNDER COBRA.

(g)	THE EXECUTIVE WILL RECEIVE OUTPLACEMENT SERVICES FROM SHIELDS MELENEY PARTNERS FOR WHICH THE COMPANY WILL REIMBURSE HIM UP TO $75,000 IN THE AGGREGATE.

(h)	EXECUTIVE AGREES TO USE ALL ACCRUED VACATIONS DAYS BETWEEN THE EFFECTIVE DATE AND THE TERMINATION DATE, SUCH THAT ON THE TERMINATION DATE EXECUTIVE SHALL HAVE NO FURTHER RIGHT TO ANY ACCRUED BUT UNUSED VACATION.

In the event of Executive’s death, the unpaid balance of the monies due to Executive under the Agreement shall continue to be paid to Executive’s estate.

During the Period of Employment and for 90 days thereafter, the Executive shall be subject to all “closed trading windows” as directed via email or regular mail by the General Counsel of IDEX Corporation for the exercise of any and all options, and the sale of any and all shares of IDEX Corporation stock.

After signing this Agreement, Executive shall not be eligible for any other payments, benefits and privileges related to employment or other consideration other than as expressly provided in this Agreement or in any other compensation or benefit arrangement under with Executive has any vested or contractual rights, or as may be provided under applicable law.

4. OTHER BENEFITS. NOTHING IN THIS AGREEMENT SHALL:

(a)	ALTER OR REDUCE ANY VESTED, ACCRUED PENSION BENEFITS (IF ANY) TO WHICH EXECUTIVE MAY BE ENTITLED UNDER THE IDEX CORPORATION RETIREMENT PLAN, THE IDEX CORPORATION DEFINED CONTRIBUTION PLAN, THE IDEX CORPORATION SAVINGS PLAN (401(K)) PLAN OR UNDER THE IDEX CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT AND DEFERRED COMPENSATION PLAN; OR;

(b)	AFFECT EXECUTIVE’S RIGHT TO ELECT AND PAY FOR CONTINUATION OF GROUP MEDICAL PLAN COVERAGE UNDER THE COMPANY’S GROUP MEDICAL PLANS PURSUANT TO COBRA.

Executive’s benefits under the plans identified in Section 4(a) shall be paid to him pursuant to the terms of the plan documents.

5. NON-SOLICITATION OF COMPANY EMPLOYEES. EXECUTIVE AGREES THAT COMPANY HAS INVESTED SUBSTANTIAL TIME AND EFFORT IN ASSEMBLING AND TRAINING ITS PRESENT STAFF OF PERSONNEL. ACCORDINGLY, EXECUTIVE AGREES THAT DURING THE PERIOD OF EMPLOYMENT AND FOR A PERIOD OF ONE (1) YEAR FOLLOWING THE TERMINATION DATE, EXECUTIVE WILL NOT DIRECTLY OR INDIRECTLY INDUCE OR SOLICIT OR SEEK TO INDUCE OR SOLICIT OR ASSIST IN INDUCING OR SOLICITING ON BEHALF OF EXECUTIVE OR OTHERS, ANY OF THE COMPANY’S EMPLOYEES. NOTWITHSTANDING THE FOREGOING, EXECUTIVE SHALL NOT BE DEEMED TO HAVE VIOLATED THIS PROVISION MERELY BECAUSE A COMPANY EMPLOYEE IS HIRED BY ANY ENTITY THAT EMPLOYS EXECUTIVE PROVIDED THAT EXECUTIVE HAS NOT SOLICITED THAT EMPLOYEE OR OTHERWISE BEEN INVOLVED IN HIS/HER HIRING.

6. NON-SOLICITATION OF CUSTOMERS. EXECUTIVE AGREES THAT THE COMPANY’S RELATIONSHIPS WITH ITS CUSTOMERS ARE SOLELY THE ASSETS AND PROPERTY OF THE COMPANY. EXECUTIVE AGREES THAT DURING THE PERIOD OF EMPLOYMENT AND FOR A PERIOD OF ONE (1) YEAR FOLLOWING THE TERMINATION DATE, EXECUTIVE SHALL NOT DIRECTLY OR THROUGH OTHERS SOLICIT OR ATTEMPT TO SOLICIT ANY OF THE COMPANY’S CUSTOMERS FOR THE PURPOSE OF PROVIDING PRODUCTS OR SERVICES COMPETITIVE TO THOSE OFFERED BY THE COMPANY. THIS SOLICITATION RESTRICTION APPLIES ONLY TO THOSE CUSTOMERS WITH WHOM EXECUTIVE HAD MATERIAL CONTACT ON BEHALF OF THE COMPANY. “MATERIAL CONTACT” MEANS: (I) DIRECT PERSONAL CONTACT WITH A CUSTOMER FOR THE PURPOSE OF, RESPECTIVELY, PURCHASING MATERIALS OR SERVICES FOR USE BY THE COMPANY OR SELLING THE COMPANY’S PRODUCTS OR SERVICES TO CUSTOMERS OR (II) ANY DIRECT SUPERVISION OF DIRECT PERSONAL CONTACTS OTHER EMPLOYEES OF THE COMPANY MAY HAVE WITH CUSTOMERS. CUSTOMERS ARE THOSE CUSTOMERS AND PROSPECTIVE CUSTOMERS WITH WHOM EXECUTIVE HAD MATERIAL CONTACT WITHIN ONE (1) YEAR PRIOR TO THE TERMINATION OF EXECUTIVE’S EMPLOYMENT WITH THE COMPANY.

7. NON-COMPETITION. IN CONSIDERATION OF THE COMPENSATION AND OTHER BENEFITS TO BE PAID TO THE EXECUTIVE UNDER AND IN CONNECTION WITH THIS AGREEMENT, INCLUDING SPECIFICALLY THE ENHANCED SEVERANCE, THE EXECUTIVE AGREES THAT, BEGINNING ON THE EFFECTIVE DATE AND CONTINUING FOR A PERIOD OF ONE (1) YEAR FOLLOWING THE TERMINATION DATE, HE WILL NOT PERFORM SERVICES AS AN AGENT, EMPLOYEE, OFFICER, OR DIRECTOR OF, OR CONSULTANT TO, DOVER CORPORATION’S PUMP SOLUTIONS GROUP, XYLEM (IN THE FORMER ITT WATER UNIT), AND THE UTC WATER BUSINESS-NEPTUNE AND MILTON ROY; PROVIDED THAT EXECUTIVE MAY SERVE AS AN AGENT, EMPLOYEE, OFFICER, OR DIRECTOR OF, OR CONSULTANT TO DOVER, XYLEM OR UTC IF HIS ROLE DOES NOT INVOLVE IN ANY RESPECT THE IDENTIFIED BUSINESS UNITS.

8. TRADE SECRET AND CONFIDENTIAL INFORMATION. EXECUTIVE ACKNOWLEDGES THAT IN THE COURSE OF EMPLOYMENT, EXECUTIVE HAD ACCESS TO AND OBTAINED KNOWLEDGE OF TRADE SECRETS AND/OR CONFIDENTIAL INFORMATION RELATING TO THE COMPANY’S BUSINESS. EXECUTIVE RECOGNIZES AND ACKNOWLEDGES THAT THE COMPANY’S TRADE SECRET AND CONFIDENTIAL INFORMATION CONSTITUTES VALUABLE, SPECIAL AND UNIQUE ASSETS OF THE COMPANY AND USE OR DISCLOSURE THEREOF CONTRARY TO THE TERMS OF THIS AGREEMENT WOULD CAUSE SUBSTANTIAL LOSS OF COMPETITIVE ADVANTAGE AND OTHER SERIOUS INJURY TO THE COMPANY.

(a)	“TRADE SECRETS” MEANS ALL INFORMATION FROM WHICH THE COMPANY, OR ANY PERSON OR COMPANY THAT DOES BUSINESS WITH THE COMPANY, DERIVES ACTUAL OR POTENTIAL ECONOMIC VALUE FROM ITS NOT BEING KNOWN BY THOSE WHO CAN OBTAIN ECONOMIC VALUE FROM ITS DISCLOSURE OR USE AND IT NOT BEING READILY ASCERTAINABLE BY PROPER MEANS. TRADE SECRETS MEANS ANY ITEM OF CONFIDENTIAL INFORMATION THAT CONSTITUTES A “TRADE SECRET” UNDER APPLICABLE COMMON LAW OR STATUTORY LAW.

(b)

“CONFIDENTIAL INFORMATION” MEANS INFORMATION WHICH IS TREATED BY THE COMPANY AS CONFIDENTIAL AND WHICH IS OF VALUE TO THE COMPANY BECAUSE IT HAS NOT BEEN MADE GENERALLY AVAILABLE TO THE PUBLIC OR TO COMPETITORS OF THE COMPANY (OTHER THAN BY FAULT OF EXECUTIVE), AND INCLUDES BUT IS NOT LIMITED TO ORAL, WRITTEN AND ELECTRONICALLY OR DIGITALLY STORED INFORMATION RELATED TO THE COMPANY’S FINANCIAL AFFAIRS, FINANCING METHODS, PROFIT AND PERFORMANCE REPORTS, ACCOUNTING, MARKETING, METHODS OF OPERATION AND SALES, CURRENT OR POTENTIAL CUSTOMER LISTS, CURRENT OR POTENTIAL VENDOR LISTS, BUSINESS PLANS AND STRATEGIES, PRODUCT DEVELOPMENT, IDEAS, CONCEPTS, DESIGNS, IMPROVEMENTS, PROCESSES, CURRENT AND FUTURE DEVELOPMENT AND EXPANSION OR CONTRACTION PLANS OF THE COMPANY,

INFORMATION CONCERNING PERSONNEL ASSIGNMENTS AND PERSONNEL MATTERS, TRAINING MANUALS, AND ANY OTHER INFORMATION RELATING TO THE COMPANY’S BUSINESS THAT IS TREATED BY THE COMPANY AS CONFIDENTIAL OR IS LABELED AS “CONFIDENTIAL” OR TO SIMILAR EFFECT. CONFIDENTIAL INFORMATION ALSO INCLUDES ANY INFORMATION DESCRIBED AS PROPRIETARY OR DESIGNATED AS CONFIDENTIAL INFORMATION, WHETHER OR NOT OWNED BY THE COMPANY.

Executive agrees that during employment with the Company and for all periods following the termination of employment, Executive shall not, other than on behalf of the Company, divulge or make use of any confidential information of the Company directly, indirectly, personally, or on behalf of any other person, business, corporation or entity, and further shall diligently protect any and all Confidential Information against loss by inadvertent or unauthorized disclosure, use or misappropriation during this period. This covenant is not intended to and does not limit in any way Executive’s duties and obligations to the Company under statutory or case law not to disclose or make personal use of such information or any trade secret information of the Company.

9. EQUITABLE REMEDIES; AVAILABILITY OF OTHER REMEDIES; OBLIGATIONS ABSOLUTE.

(a)	EXECUTIVE REPRESENTS AND WARRANTS THAT EXECUTIVE HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS AGREEMENT, HAS THOROUGHLY AND COMPLETELY REVIEWED THIS AGREEMENT WITH AN ATTORNEY, AND FULLY UNDERSTANDS THE CONTENTS HEREOF.

(b)	EXECUTIVE ACKNOWLEDGES THAT (I) THE PROVISIONS OF SECTIONS 5, 6, 7, AND 8 ARE REASONABLE AND NECESSARY TO PROTECT THE LEGITIMATE INTERESTS OF IDEX AND ITS AFFILIATES, AND (II) ANY VIOLATION OF SECTIONS 5, 6, 7, OR 8 WILL RESULT IN IRREPARABLE INJURY TO IDEX, THE EXACT AMOUNT OF WHICH WILL BE DIFFICULT TO ASCERTAIN, AND THAT THE REMEDIES AT LAW FOR ANY SUCH VIOLATION WOULD NOT BE REASONABLE OR ADEQUATE COMPENSATION TO IDEX AND ITS AFFILIATES FOR SUCH A VIOLATION. ACCORDINGLY, EXECUTIVE AGREES THAT IF EXECUTIVE VIOLATES THE PROVISIONS OF SECTIONS 5, 6, OR 8 IN ADDITION TO ANY OTHER REMEDY WHICH MAY BE AVAILABLE AT LAW OR IN EQUITY, IDEX AND ITS AFFILIATES SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND INJUNCTIVE RELIEF, WITHOUT POSTING BOND OR OTHER SECURITY, AND WITHOUT THE NECESSITY OF PROVING ACTUAL DAMAGES. FURTHER, EXECUTIVE UNDERSTANDS THAT ANY DAMAGES BASED ON THE BREACH OF THE PROVISIONS OF SECTION 7 WILL BE DIFFICULT TO MEASURE, AND BASED ON SUCH CONSIDERATION, EXECUTIVE UNDERSTANDS AND AGREES THAT BASED ON ANY BREACH OF THE PROVISIONS IN SECTION 7 BY EXECUTIVE, EXECUTIVE SHALL BE LIABLE TO IDEX FOR THE AMOUNT OF TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000).

(c)	THE RIGHTS AND REMEDIES OF IDEX AND ITS AFFILIATES UNDER THIS AGREEMENT ARE NOT EXCLUSIVE OF OR LIMITED BY ANY OTHER RIGHTS OR REMEDIES THAT IT MAY HAVE, WHETHER AT LAW, IN EQUITY, BY CONTRACT OR OTHERWISE, ALL OF WHICH SHALL BE CUMULATIVE (AND NOT ALTERNATIVE). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE RIGHTS AND REMEDIES OF IDEX AND ITS AFFILIATES UNDER THIS AGREEMENT, AND THE OBLIGATIONS AND LIABILITIES OF EXECUTIVE UNDER THIS AGREEMENT, ARE IN ADDITION TO THEIR RESPECTIVE RIGHTS, REMEDIES, OBLIGATIONS AND LIABILITIES UNDER THE LAW OF UNFAIR COMPETITION, UNDER LAWS RELATING TO MISAPPROPRIATION OF TRADE SECRETS, UNDER OTHER LAWS AND COMMON LAW REQUIREMENTS AND UNDER ALL APPLICABLE RULES AND REGULATIONS.

(d)	EXECUTIVE’S OBLIGATIONS UNDER THIS AGREEMENT ARE ABSOLUTE AND SHALL NOT BE TERMINATED OR OTHERWISE LIMITED BY VIRTUE OF ANY BREACH (ON THE PART OF THE COMPANY, IDEX, OR ANY OTHER PERSON) OF ANY PROVISION OF ANY OTHER AGREEMENT, OR BY VIRTUE OF ANY FAILURE TO PERFORM OR OTHER BREACH OF ANY OBLIGATION OF THE COMPANY, IDEX, OR ANY OTHER PERSON.

10. WAIVER OF REINSTATEMENT. EXECUTIVE HEREBY WAIVES ANY RIGHT TO REINSTATEMENT, REEMPLOYMENT OR EMPLOYMENT WITH THE COMPANY. EXECUTIVE FURTHER AGREES NOT TO APPLY FOR FUTURE EMPLOYMENT WITH THE COMPANY UNLESS FIRST APPROVED BY THE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY OF IDEX CORPORATION.

11. NO HARASSING CONDUCT. EXECUTIVE COVENANTS THAT HE SHALL NOT UNDERTAKE ANY HARASSING OR DISPARAGING CONDUCT DIRECTED AT ANY PARTY TO THIS AGREEMENT AND THAT HE SHALL REFRAIN FROM MAKING ANY HARASSING OR DISPARAGING STATEMENTS CONCERNING ANY PARTY TO THIS AGREEMENT TO ANY THIRD PARTY. THE COMPANY COVENANTS THAT IT AND ITS EXECUTIVE OFFICERS AND OTHER EXECUTIVES WHO REPORT DIRECTLY TO THE CHIEF EXECUTIVE OFFICER WILL REFRAIN FROM MAKING ANY DISPARAGING STATEMENTS REGARDING EXECUTIVE’S PERFORMANCE OF DUTIES WITH THE COMPANY PROVIDED HOWEVER, THAT COMPANY, AND ITS EXECUTIVE OFFICERS, SHALL BE FREE TO PROVIDE TRUTHFUL STATEMENTS REGARDING EXECUTIVE’S PERFORMANCE OF DUTIES IN RESPONSE TO ANY PARTY WHICH IS REQUESTING SUCH INFORMATION WHERE SUCH REQUEST HAS BEEN AUTHORIZED EITHER BY (I) EXECUTIVE IN WRITING OR (II) EXECUTIVE INDICATING TO A POTENTIAL EMPLOYER THAT IT MAY CONTACT AN INDIVIDUAL AT THE COMPANY TO OBTAIN A REFERENCE. NOTHING IN THIS SECTION AFFECTS OR LIMITS A PARTY’S RIGHT TO PROVIDE TRUTHFUL INFORMATION IN RESPONSE TO AN OFFICIAL INQUIRY OR ORDER BY ANY GOVERNMENTAL OR REGULATORY BODY OR WHICH IS REQUIRED BY ANY APPLICABLE LAW OR REGULATION OR ORDER OF A COURT.

12. RETURN OF PROPERTY. EXECUTIVE AGREES THAT EXECUTIVE HAS NOT REMOVED AND WILL NOT REMOVE ANY COMPANY PROPERTY FROM COMPANY’S PREMISES, EXCEPT AS AUTHORIZED BY THE COMPANY IN WRITING, OR THAT EXECUTIVE WILL RETURN ALL OF THE COMPANY’S PROPERTY ON THE TERMINATION DATE. SUCH PROPERTY INCLUDES, BUT IS NOT LIMITED TO, THE ORIGINAL AND ANY COPIES OF ANY CONFIDENTIAL INFORMATION OR TRADE SECRETS, ALL COMPANY-ISSUED KEYS, PASS CARDS, TOOLS, SAMPLES, FAX MACHINES, CELL PHONES, PDAS, COMPUTERS (LAPTOP AND/OR DESK TOP), CREDIT CARDS, ROLODEXES, FILES, BROCHURES, EQUIPMENT, DOCUMENTS, LISTS, REPORTS, PRINTOUTS, DRAWINGS, PLANS, SKETCHES, COMPUTER DISKS, ZIP DRIVES, PRINTOUTS AND ANY OTHER RECORD OR DOCUMENT RELATING TO THE COMPANY AND ITS SERVICES. FURTHER, EXECUTIVE AGREES THAT EXECUTIVE HAS NOT TAKEN, PROCURED, OR COPIED ANY PROPERTY OF THE COMPANY AFTER NOTIFICATION OF EXECUTIVE’S TERMINATION. NOTWITHSTANDING THE FOREGOING, EXECUTIVE MAY RETAIN THE COMPANY PROVIDED IPAD; LAPTOP COMPUTER, COMPUTER MONITOR, DOCKING STATION AND PRINTER; MICRO-CELL; AND CELL PHONE (SUBJECT TO DELETION OF ALL CONFIDENTIAL OR PROPRIETARY INFORMATION CONCERNING THE COMPANY FROM SUCH DEVICES) AND CELL PHONE NUMBER; AND EXECUTIVE WILL BE SOLELY RESPONSIBLE FOR OBTAINING AND PAYING FOR EXECUTIVE’S OWN SERVICE PLANS FOR PERIODS FOLLOWING THE TERMINATION DATE.

13. COOPERATION IN LEGAL AND INVESTIGATIVE MATTERS. IN CONSIDERATION FOR THE PROMISES AND PAYMENTS BY THE COMPANY PURSUANT TO THIS AGREEMENT, FOR A PERIOD OF TWELVE (12) MONTHS FOLLOWING THE TERMINATION DATE, EXECUTIVE AGREES TO COOPERATE TO THE FULLEST EXTENT POSSIBLE IN THE PREPARATION, DEFENSE OR PROSECUTION OF ANY LEGAL MATTERS OR OTHER MATTERS THAT THE COMPANY MAY BE INVESTIGATING INVOLVING THE COMPANY, ABOUT WHICH EXECUTIVE HAS OR MAY HAVE PERSONAL KNOWLEDGE (OTHER THAN TERMINATION OF EMPLOYMENT OR ANY OTHER CLAIM AGAINST THE COMPANY FOR BREACH OF THIS AGREEMENT), INCLUDING ANY SUCH MATTERS WHICH MAY BE FILED AFTER THE TERMINATION OF EXECUTIVE’S EMPLOYMENT. TO THE EXTENT COMPANY REQUIRES AND EXECUTIVE PROVIDES COOPERATION PURSUANT TO THIS SECTION 13, COMPANY WILL REIMBURSE EXECUTIVE FOR ANY REASONABLE OUT OF POCKET EXPENSES ASSOCIATED WITH SUCH COOPERATION IN ACCORDANCE WITH COMPANY EXPENSE REIMBURSEMENT POLICIES. EXECUTIVE SHALL BE PAID $125.00/HOUR FOR ANY SUCH COOPERATION, SUCH PAYMENT TO BE MADE WITHIN FIFTEEN (15) BUSINESS DAYS FOLLOWING THE DAY ON WHICH HE PROVIDES ANY SUCH SERVICES. SUCH COOPERATION SHALL BE REQUESTED AT TIMES AND ON SCHEDULES THAT ARE REASONABLY CONSISTENT WITH EXECUTIVE’S OTHER ACTIVITIES AND COMMITMENTS, AND WITH REASONABLE ADVANCE NOTICE TO EXECUTIVE.

14. COOPERATION IN PROFESSIONAL TRANSITION OF BUSINESS AFFAIRS. IN CONSIDERATION FOR THE PROMISES AND PAYMENT(S) BY THE COMPANY PURSUANT TO THIS AGREEMENT, EXECUTIVE AGREES TO COOPERATE TO THE FULLEST EXTENT POSSIBLE IN THE PROFESSIONAL TRANSITION OF THOSE BUSINESS-RELATED MATTERS FOR WHICH EXECUTIVE WAS RESPONSIBLE DURING EMPLOYMENT WITH THE COMPANY.

15. UNEMPLOYMENT CLAIMS. IN THE EVENT EXECUTIVE APPLIES FOR UNEMPLOYMENT BENEFITS, THE COMPANY AGREES THAT IT WILL NOT AFFIRMATIVELY OBJECT TO EXECUTIVE’S CLAIM FOR BENEFITS BUT WILL RESPOND TRUTHFULLY TO SUCH INQUIRIES. EXECUTIVE UNDERSTANDS THAT UNEMPLOYMENT INSURANCE ELIGIBILITY DETERMINATIONS ARE MADE BY THE STATE OF ILLINOIS, AND THE COMPANY SHALL NOT BE HELD RESPONSIBLE FOR THE STATE’S DETERMINATION ON EXECUTIVE’S CLAIM.

16. CONSTRUCTION OF AGREEMENT. ANY TERM OR PROVISION OF THIS AGREEMENT THAT IS INVALID OR UNENFORCEABLE IN ANY SITUATION IN ANY JURISDICTION SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINING TERMS AND PROVISIONS HEREOF OR THE VALIDITY OR ENFORCEABILITY OF THE OFFENDING TERM OR PROVISION IN ANY OTHER SITUATION OR IN ANY OTHER JURISDICTION. IF THE FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION DECLARES THAT ANY TERM OR PROVISION HEREOF IS INVALID OR UNENFORCEABLE, THE PARTIES HERETO AGREE THAT THE COURT MAKING SUCH DETERMINATION SHALL HAVE THE POWER TO LIMIT THE TERM OR PROVISION, TO DELETE SPECIFIC WORDS OR PHRASES, OR TO REPLACE ANY INVALID OR UNENFORCEABLE TERM OR PROVISION WITH A TERM OR PROVISION THAT IS VALID AND ENFORCEABLE AND THAT COMES CLOSEST TO EXPRESSING THE INTENTION OF THE INVALID OR UNENFORCEABLE TERM OR PROVISION, AND THIS AGREEMENT SHALL BE ENFORCEABLE AS SO MODIFIED. IN THE EVENT SUCH COURT DOES NOT EXERCISE THE POWER GRANTED TO IT IN THE PRIOR SENTENCE, THE PARTIES HERETO AGREE TO REPLACE SUCH INVALID OR UNENFORCEABLE TERM OR PROVISION WITH A VALID AND ENFORCEABLE TERM OR PROVISION THAT WILL ACHIEVE, TO THE EXTENT POSSIBLE, THE ECONOMIC, BUSINESS AND OTHER PURPOSES OF SUCH INVALID OR UNENFORCEABLE TERM.

17. CHOICE OF LAW. IT IS THE EXPRESS INTENTION OF THE PARTIES THAT THIS AGREEMENT AND ANY QUESTIONS CONCERNING ITS VALIDITY, CONSTRUCTION OR PERFORMANCE BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

18. NO RELIANCE UPON OTHER STATEMENTS. THIS AGREEMENT IS ENTERED INTO WITHOUT RELIANCE UPON ANY STATEMENT OR REPRESENTATION OF ANY PARTY HERETO OR PARTIES HEREBY RELEASED OTHER THAN THE STATEMENTS AND REPRESENTATIONS CONTAINED IN WRITING IN THIS AGREEMENT.

19. ENTIRE AGREEMENT. THIS AGREEMENT SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES AND SUPERSEDES ANY AND ALL PRIOR AGREEMENTS OR UNDERSTANDINGS WITH REGARD TO THE MATTERS COVERED HEREIN, AND SHALL BE BINDING UPON AND SERVE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE COMPANY AND ITS SUCCESSORS AND ASSIGNS; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SUPERSEDES ANY EXISTING AGREEMENTS ON THE PART OF EMPLOYEE RELATED TO CONFIDENTIALITY, NON-SOLICITATION, NON-COMPETITION, ASSIGNMENT OF INVENTIONS, WORK PRODUCT, AND/OR LIMITATIONS ON THE USE OF INTELLECTUAL PROPERTY, PROVIDED THAT ANY INCONSISTENCY BETWEEN ANY SUCH PREEXISTING AGREEMENT AND SECTIONS 5 THROUGH 9 OF THIS AGREEMENT SHALL BE RESOLVED BY ENFORCING THE APPLICABLE PROVISION OF THIS AGREEMENT.

20. NO WAIVER. ANY FAILURE BY ANY PARTY TO ENFORCE ANY OF THEIR RIGHTS AND PRIVILEGES UNDER THIS AGREEMENT SHALL NOT BE DEEMED TO CONSTITUTE WAIVER OF ANY RIGHTS AND PRIVILEGES CONTAINED HEREIN.

21. FULL AND KNOWING WAIVER. BY SIGNING THIS AGREEMENT, EXECUTIVE CERTIFIES THAT:

(a)	HE HAS CAREFULLY READ AND FULLY UNDERSTANDS THE PROVISIONS OF THIS AGREEMENT;

(b)	HE WAS ADVISED BY THE COMPANY IN WRITING, VIA THIS AGREEMENT, TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT;

(c)	THAT THIS AGREEMENT DOES NOT CONSTITUTE AN ADMISSION OF ANY LIABILITY ON THE PART OF THE COMPANY IN ANY RESPECT; AND

(d)	HE AGREES TO ITS TERMS KNOWINGLY, VOLUNTARILY AND WITHOUT INTIMIDATION, COERCION OR PRESSURE.

IN WITNESS WHEREOF the undersigned hereunto set their hands to this Agreement on the dates written below.

Kevin G. Hostetler (“Executive”)	IDEX Services Corporation (“Company”)

By:	By:
Frank Notaro

Date:	Its:	Vice President, General Counsel and Secretary

Date:

Exhibit A

RELEASE

In exchange for the payments of Base Severance, Enhanced Severance, and additional benefits that I will receive (less applicable deductions and withholdings) under a Transition Services and Separation Agreement between myself and IDEX Services Corporation (the “Company”) (a subsidiary of IDEX Corporation, a Delaware corporation with its headquarters at 1925 West Field Court, Suite 200, Lake Forest, Illinois 60045 (“IDEX”)), dated February 14, 2012 (the “Separation Agreement”), I, Kevin G. Hostetler, for myself and for my heirs, executors, successors and assigns (collectively, the “Releasors”) hereby release, waive, and forever discharge the Company, IDEX, their agents, subsidiaries, affiliates, employees, officers, shareholders, attorneys, successors, and assigns (collectively the “Company Releasees”) from any and all claims of any kind whatsoever, whether known or unknown at this time, arising out of or connected with, my employment with the Company and IDEX and the termination of my employment, including, but not limited to, all matters in law, in equity, in contract (oral or written, express or implied) or in tort, or pursuant to statute, from the beginning of time through the date of this Agreement. It is the understanding and agreement of the parties that the release provided for by this paragraph shall be a general release in all respects. This release does not apply to any claim that as a matter of law cannot be released. This Release includes but not limited to any and all claims:

(a) ARISING FROM MY EMPLOYMENT, PAY, BONUSES, EMPLOYEE BENEFITS (OTHER THAN BENEFITS TO WHICH I AM ENTITLED UNDER APPLICABLE PLAN DOCUMENTS), AND OTHER TERMS AND CONDITIONS OF EMPLOYMENT OR EMPLOYMENT PRACTICES OF THE COMPANY RELEASEES;

(b) RELATING TO THE TERMINATION OF MY EMPLOYMENT WITH THE COMPANY RELEASEES OR THE SURROUNDING CIRCUMSTANCES THEREOF;

(c) RELATING TO PAYMENT OF ANY ATTORNEYS’ FEES OF MINE;

(d) BASED ON DISCRIMINATION ON THE BASIS OF RACE, COLOR, RELIGION, SEX, NATIONAL ORIGIN, HANDICAP, DISABILITY, OR ANY OTHER CATEGORY PROTECTED BY LAW UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, 42 USC § 1981, EXECUTIVE ORDER 11246, THE EQUAL PAY ACT, THE AMERICANS WITH DISABILITIES ACT, THE REHABILITATION ACT OF 1973, THE CONSOLIDATED OMNIBUS BUDGET RECONCILIATION ACT OF 1985, THE FAMILY AND MEDICAL LEAVE ACT, THE ILLINOIS HUMAN RIGHTS ACT, STATE FAIR EMPLOYMENT PRACTICES LAWS, (AS ANY OF THESE LAWS MAY HAVE BEEN AMENDED) OR ANY OTHER SIMILAR FEDERAL, STATE AND LOCAL LABOR, EMPLOYMENT OR ANTI-DISCRIMINATION LAWS;

(e) BASED ON ANY CONTRACT, TORT, WHISTLEBLOWER, PERSONAL INJURY, OR WRONGFUL DISCHARGE THEORY; AND

(f) BASED ON ANY OTHER FEDERAL, STATE OR LOCAL CONSTITUTION, REGULATION, LAW (STATUTORY OR COMMON), OR LEGAL THEORY.

Release of Any Age Discrimination Claims. In compliance with the requirements of the Age Discrimination in Employment Act (ADEA), as amended by the Older Workers’ Benefit Protection Act (OWBPA), I hereby acknowledge by my signature below that, with respect to the rights and claims waived and released under the ADEA and OWBPA:

(a) I HAVE READ AND UNDERSTOOD THIS RELEASE;

(b) I WAS GIVEN AT LEAST 21 DAYS FROM THE DATE THIS RELEASE WAS INITIALLY PRESENTED TO ACCEPT THE TERMS OF THIS RELEASE;

(c) I WAS ADVISED IN WRITING, VIA THIS RELEASE, TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

(d) I HAVE HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

(e) I AM BEING GIVEN CONSIDERATION, BASED ON THIS AGREEMENT, GREATER THAN I AM LEGALLY ENTITLED;

(f) I AM IS RELEASING THE COMPANY RELEASEES FROM, AMONG OTHER THINGS, ANY CLAIMS OF AGE DISCRIMINATION UNDER THE ADEA OR OWBPA; AND

(g) I UNDERSTAND THAT THE RELEASE OF AGE DISCRIMINATION CLAIMS CONTAINED IN THIS RELEASE DOES NOT COVER ANY RIGHTS OR CLAIMS THAT MAY ARISE AFTER THE DATE OF THIS RELEASE AGAINST THE COMPANY RELEASEES.

Revocation of Age Release. I acknowledge that I am aware that I may revoke the portion of this Release relating to release of age discrimination claims covered by the ADEA or OWBPA within seven (7) calendar days after signing it. To be effective, such revocation must be received in writing by Frank Notaro, Vice President, General Counsel and Secretary, IDEX Corporation, 1925 West Field Court, Lake Forest, Illinois 60045. Revocation can be made by hand delivery, telegram, facsimile, or postmarking before the expiration date of this seven (7) day period.

Promise Not to Sue or Accept Recovery. I promise not to sue the Company Releasees or any party released herein on account of any claim released in this Release. Other than unemployment benefits, I further promise not to accept, recover or receive any monetary damages or any other form of relief which may arise out of or in connection with any administrative remedies which may be filed with or pursued independently by any governmental agency or agencies, whether federal, state or local, and not to voluntarily assist any individual or entity in connection with any administrative charges, investigations, actions, lawsuits or remedies which may be filed against the Company Releasees. I hereby waive the right to seek information or conduct discovery in any future disputes regarding the settlement and past conduct.

As of the date I have signed this Release, I have not filed any charge, complaint, or lawsuit over any claim(s) referred to in this Release. While I understand that the law permits, and that I am not foreclosed from filing an agency charge, should any such charge or action be filed by me or on my behalf involving matters covered by this Release, I agree to promptly give the agency or court having jurisdiction a copy of this Release and inform it that any individual claims I might otherwise have had have been settled. I agrees not to file any other lawsuit at any time over any claims released in this Release, provided, however, that this Release does not prevent me from filing a lawsuit challenging whether this Release is itself legal under the requirements of the ADEA and the OWBPA. Should I file such a suit and lose, I understand that I will be personally liable for any of my own legal fees and costs.

REPRESENTATIONS.

(a) I REPRESENTS THAT AS OF THE DATE I SIGN THIS RELEASE, I HAVE NO PREVIOUSLY UNDISCLOSED WORK RELATED INJURIES TO THE BEST OF MY KNOWLEDGE.

(b) I FURTHER REPRESENTS THAT AS OF THE DATE I SIGN THIS RELEASE, I HAVE RECEIVED ALL WAGES AND COMPENSATIONS TO WHICH I AM ENTITLED.

MISCELLANEOUS.

This Release shall be construed, interpreted and applied in accordance with the internal laws of the State of Illinois without regard to the principle of conflicts of laws.

Any term or provision of this Release that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, I agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Release shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, I agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

This Release inures to the benefit of the Company, IDEX Corporation, and its successors and assigns.

Dated:
Kevin G. Hostetler